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                                                                   Exhibit 10.20


                             AMENDED AND RESTATED
                          U.S. REVOLVING CREDIT NOTE


$16,000,000.00                                                 December 29, 1999

     This Amended and Restated U.S. Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Third Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Loan Agreement") by and among WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Holdings Corporation, Radnor Delaware, Inc., StyroChem U.S., Ltd., Styrochem Delaware, Inc., and Wincup Texas, Ltd. (each, a "U.S. Borrower" and jointly and severally, the "U.S. Borrowers") and StyroChem Europe (The Netherlands) B.V., StyroChem Finland OY, ThermiSol Denmark A/S, ThermiSol Finland OY and ThermiSol Sweden AB (each a "European Borrower" and jointly and severally, the "European Borrowers"; the European Borrowers together with the U.S. Borrowers each, a "Borrower" and collectively, the "Borrowers"), the financial institutions named therein and the financial institutions which hereafter become a party thereto (collectively, the "Lenders") and Bank of America, N.A. as administrative and collateral agent for the Lenders (in such capacity, the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     FOR VALUE RECEIVED, the U.S. Borrowers jointly and severally hereby promise to pay to the order of BANK OF AMERICA, N.A. (the "Bank"), at Agent's offices located at 101 N. Tryon Street, Charlotte, North Carolina 28255 or at such other place as the holder may from time to time designate to Borrower in writing:

     (i) the principal sum of SIXTEEN MILLION DOLLARS ($16,000,000.00) or, if different from such amount, the unpaid principal balance of the Bank's Commitment Percentage of U.S. Revolving Advances as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, termination of the Loan Agreement pursuant to the terms thereof or repayment as required by the Loan Agreement; and

     (ii) interest in the principal amount of this Note from time to time outstanding until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.
Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

     This Note is one of the U.S. Revolving Credit Notes referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan
                          ----------
Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.
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     This note may be prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

     This Note shall be construed and enforced in accordance with the laws of the State of New York.

     Each U.S. Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

     This Note, together with the other U.S. Revolving Credit Notes executed and delivered under and pursuant to the terms of the Loan Agreement, amends and restates in its entirety, and is issued in full substitution and replacement for (but not satisfaction of), each Revolving Credit Note executed and delivered under and pursuant to the terms of the Existing Loan Agreement.


     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of December, 1999.


                                   WINCUP HOLDINGS, INC.
                                   RADNOR CHEMICAL CORPORATION
                                   RADNOR HOLDINGS CORPORATION
                                   RADNOR DELAWARE, INC.
                                   STYROCHEM U.S., LTD.
                                      By: StyroChem GP, L.L.C., its general
                                          partner
                                   STYROCHEM DELAWARE, INC.
                                   WINCUP TEXAS, LTD.
                                      By: WinCup GP, L.L.C., its general
                                          partner

                                   By:/s/ R. Radcliffe Hastings
                                      _________________________
                                   Name:R. Radcliffe Hastings
                                        ______________________
                                   Title:Senior Vice President of each of the
                                    foregoing (or, if applicable, its general
                                    partner)

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